UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05642

American Income Fund, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

Annual Report

August 31, 2008

MRF

American Income
Fund

American Income Fund

Fund Objective

American Income Fund, Inc., (the "fund") is a closed-end investment fund that invests in fixed-income securities, primarily in mortgage-backed securities. The fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The fund's investment objective is to achieve high monthly income consistent with prudent risk to capital. Its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the fund's investments.

Table of Contents

1	Explanation of Financial Statements

2	Fund Overview

6	Financial Statements

10	Notes to Financial Statements

19	Schedule of Investments

28	Report of Independent Registered Public Accounting Firm

29	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Explanation of FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund's net asset value ("NAV") and market price per share. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund's shares trade. This price, which may be higher or lower than the fund's NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund's assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund's net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund's net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund's securities are internally valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies. Included within the notes to financial statements is the Financial Highlights. This table provides a per-share breakdown of the components that affected the fund's NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund's holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund's assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

We hope this guide to your shareholder report will help you get the most out of this important resource.

American Income Fund 2008 Annual Report

Fund OVERVIEW

Average Annual Total Returns

Based on net asset value ("NAV") for the period ended August 31, 2008

*The blended benchmark for American Income Fund is calculated based on the performance of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). Index performance is for illustrative purposes only and does not reflect any fees or expenses. The indices are unmanaged and are not available for direct investment.

The average annual total returns for American Income Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for one-year, five-year, and ten-year periods ended August 31, 2008, were -4.61%, 3.31%, and 6.18%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

American Income Fund 2008 Annual Report

Fund Management

Chris Neuharth, CFA

is responsible for the management of the mortgage portion of the fund. He has 27 years of financial experience.

John Fruit, CFA

is responsible for the management of the high-yield portion of the fund. He has 20 years of financial experience.

Economy Grows Weaker

As housing continued to soften and domestic consumption weakened, the U.S. economic slowdown accelerated. Efforts to jumpstart the economy with tax rebates provided only temporary relief, and lower short-term rates resulting from multiple cuts in the Fed Funds target rate failed to provide hoped-for stimulus.

The financial markets were extremely volatile during the fiscal year. Prolonged weakness in domestic home prices exposed sloppy mortgage loan underwriting standards and deficiencies in ratings agency methodologies. Many residential mortgage loans originated in 2006 and 2007 performed much worse than expected, and credit losses for U.S. and foreign financial institutions skyrocketed. At the same time, lending terms for loan-dependent fixed-income players became onerous, leading to large-scale debt reduction by hedge funds, investment managers, and broker-dealers. As the vicious circle of debt reduction evolved into a full-blown credit crunch, policymakers unveiled creative financing programs designed to provide liquidity and financing to brokers and banks. Unfortunately, these efforts provided only temporary relief as credit conditions have continued to tighten to where many high-quality borrowers are currently having difficulty obtaining financing.

As forced liquidations accelerated and the credit crisis broadened, enormous pressure was placed on the valuations of all non-Treasury fixed-income securities, particularly in the mortgage-related sectors. Virtually all securities backed by nonagency eligible mortgage loans experienced large declines in price; some bonds backed by lower-quality subprime and reduced-document loans became essentially worthless, while other higher-quality securities began trading at distressed levels well below their intrinsic value. Likewise, corporate debt securities, both investment-grade and high-yield, performed poorly amid the weakening economy and escalating market risk.

Returns Lag Benchmark

For the 12-month period ended August 31, 2008, American Income Fund earned a total return of -4.61% based upon its market price and -7.68% on its NAV, which lagged substantially the blended benchmark return of 5.39%. The fund is managed with allocations to both agency and nonagency mortgage-backed securities and high yield, all of which posted poor performance. The majority of the fund's underperformance was attributable to its exposure to the nonagency mortgage sectors, which, despite our efforts to upgrade our collateral quality and decrease our risk profile in this market segment in preceding years, was a substantial drag on performance in the aforementioned market environment. Along the same lines, our decision to add to this exposure in both late 2007 and early 2008 proved to be poorly timed as valuations continued to fall.

On the positive side, we held only small positions in securities backed by subprime or loans and believe that our focus on bonds backed by seasoned, high-quality mortgage loans retains substantial recovery value should the housing market stabilize and financial conditions improve. Additionally, as we added new assets at attractive long-term yields, and as the Fed rate cuts lowered the cost of borrowing, the portfolio was able to increase its dividend payouts and to build a solid dividend reserve.

American Income Fund 2008 Annual Report

Fund OVERVIEW

Portfolio Aims to Add High-Quality Mortgage Assets

Many high-quality mortgage-backed securities at the top of their structure are trading at double-digit yields, with very limited expected credit impairments – a compelling rationale to add them to the portfolio. While loan performance is not likely to improve until after the housing market bottoms, we see significant long-term reward for taking on the short-term price volatility associated with these securities. We will gradually increase our exposure over the coming quarters, all the while retaining our focus on buying prime assets.

Maintaining a Defensive Posture on High Yield

High-yield bonds continue to suffer under the weight of deteriorating fundamentals, increased risk aversion among market participants, and very poor liquidity. While high-yield spreads (i.e. differences in yield) over Treasuries are nearing historic highs, the specter of rising defaults will more than likely prevent a meaningful rally in this area. Accordingly, we have maintained a cautious posture until clearer signs of abatement in the credit crisis are evident. Our focus is on BB-rated securities and on more defensive sectors.

Portfolio Allocation

As a percentage of total investments on August 31, 2008

U.S. Government Agency Mortgage-Backed Securities	30%
CMO – Private Mortgage-Backed Securities	29%
High Yield Corporate Bonds	18%
CMO – U.S. Agency Mortgage-Backed Securities	10%
Asset-Backed Securities	7%
Investment-Grade Corporate Bonds	2%
Short-Term Investments	2%
Municipal Bonds	1%
Preferred Stocks	1%
100%

CMO: Collateralized Mortgage Obligation

American Income Fund 2008 Annual Report

Fund OVERVIEW

Thank you for your patience and continued confidence in the fund.

Sincerely,

Chris Neuharth
Managing Director, Securitized Debt
FAF Advisors, Inc.

John Fruit
Managing Director, High Yield
FAF Advisors, Inc.

American Income Fund 2008 Annual Report

FINANCIAL STATEMENTS

Statement of Assets and Liabilities August 31, 2008

Assets:
Unaffiliated investments, at value (cost: $106,015,568) (note 2)	$95,727,149
Affiliated money market fund, at value (cost: $941,050) (note 3)	941,050
Cash	163
Receivable for accrued dividends and interest	884,364
Receivable for futures variation margin (note 2)	18,375
Prepaid expenses and other assets	9,731
Swap agreements receivable	106,717
Total assets	97,687,549
Liabilities:
Payable for investments purchased on a when issued basis (note 2)	2,842,438
Payable for reverse repurchase agreements (note 2)	22,635,246
Swap agreements payable	1,092,414
Payable for investment advisory fees (note 3)	39,503
Payable for administrative fees (note 3)	6,077
Payable for professional fees	17,208
Payable for transfer agent fees	3,875
Payable for interest expense	35,317
Payable for other expenses	2,286
Total liabilities	26,674,364
Net assets applicable to outstanding capital stock	$71,013,185
Composition of net assets:
Capital stock and additional paid-in capital	$87,597,805
Undistributed net investment income	399,904
Accumulated net realized loss on investments, futures contracts and swap agreements (note 5)	(6,536,170)
Net unrealized depreciation of investments	(10,288,419)
Net unrealized appreciation of futures contracts	6,771
Net unrealized depreciation of swap agreements	(166,706)
Total–representing net assets applicable to capital stock	$71,013,185
Net asset value and market price of capital stock:
Net assets applicable to capital stock	$71,013,185
Shares outstanding (authorized 200 million shares of $0.01 par value)	9,454,221
Net asset value per share	$7.51
Market price per share	$7.13

The accompanying notes are an integral part of the financial statements.

American Income Fund 2008 Annual Report

Statement of Operations For the Year Ended August 31, 2008

Investment Income:
Interest from unaffiliated investments	$6,627,186
Dividends from unaffiliated investments	62,639
Dividends from affiliated money market fund	47,942
Total investment income	6,737,767
Expenses (note 3):
Investment advisory fees	509,974
Interest expense	947,363
Administrative fees	78,457
Custodian fees	4,174
Professional fees	53,532
Postage and printing fees	32,732
Transfer agent fees	17,667
Listing fees	23,815
Directors' fees	26,512
Insurance fees	11,990
Pricing fees	9,487
Other expenses	23,945
Total expenses	1,739,648
Less: Fee reimbursements (note 3)	(2,018)
Less: Indirect payments from custodian (note 3)	(498)
Total net expenses	1,737,132
Net investment income	5,000,635
Net realized and unrealized gains (losses) on investments, futures contracts, and swap agreements (notes 2 and 4):
Net realized gain (loss) on:
Investments	(1,059,955)
Futures contracts	(1,286,650)
Swap agreements	304,033
Net change in unrealized appreciation or depreciation of:
Investments	(8,586,182)
Futures contracts	(3,952)
Swap agreements	(281,647)
Net loss on investments, futures contracts and swap agreements	(10,914,353)
Net decrease in net assets resulting from operations	$(5,913,718)

American Income Fund 2008 Annual Report

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended 8/31/08	Year Ended 8/31/07
Operations:
Net investment income	$5,000,635	$4,744,281
Net realized gain (loss) on:
Investments	(1,059,955)	506,870
Futures contracts	(1,286,650)	(321,329)
Swap agreements	304,033	46,349
Net change in unrealized appreciation or depreciation of:
Investments	(8,586,182)	(1,351,742)
Futures contracts	(3,952)	73,750
Swap agreements	(281,647)	114,941
Net increase (decrease) in net assets resulting from operations	(5,913,718)	3,813,120
Distributions to shareholders (note 2):
From net investment income	(4,920,923)	(4,868,926)
Total decrease in net assets	(10,834,641)	(1,055,806)
Net assets at beginning of year	81,847,826	82,903,632
Net assets at end of year	$71,013,185	$81,847,826
Undistributed net investment income	$399,904	$185,048

The accompanying notes are an integral part of the financial statements.

American Income Fund 2008 Annual Report

FINANCIAL STATEMENTS

Statement of Cash Flows For the Year Ended August 31, 2008

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(5,913,718)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(69,565,359)
Proceeds from sales of investments	64,899,098
Net purchases/sales of short-term investments	(1,401,649)
Net amortization of bond discount and premium	(125,927)
Net change in unrealized appreciation or depreciation of investments	8,586,182
Net change in unrealized appreciation or depreciation of futures contracts	3,952
Net change in unrealized appreciation or depreciation of swap agreements	281,647
Net realized loss on investments	1,059,955
Net realized loss on futures contracts	1,286,650
Net realized gain on swap agreements	(304,033)
Decrease in receivable for accrued dividends and interest	29,745
Decrease in prepaid expenses and other assets	5,528
Increase in receivable for futures variation margin	(1,282,570)
Increase in payable for swap agreements	1,113,087
Decrease in accrued fees and expenses	(7,795)
Net cash used in operating activities	(1,335,207)
Cash flows from financing activities:
Net proceeds from reverse repurchase agreements	6,256,293
Distributions paid to shareholders	(4,920,923)
Net cash provided by financing activities	1,335,370
Net increase in cash	163
Cash at beginning of period	—
Cash at end of period	$163
Supplemental disclosure of cash flow information: Cash paid for interest	$947,697

American Income Fund 2008 Annual Report

Notes to FINANCIAL STATEMENTS

(1) Organization
   American Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in fixed-income securities, primarily in mortgage-backed securities. The fund also invests in other debt securities, such as collateralized mortgage obligations (CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The fund will invest at least 65% of its total assets in investment-grade securities under normal market conditions. No more than 35% of the fund's total assets may be held in high-yield issues. The fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets. Fund shares are listed on the New York Stock Exchange under the symbol MRF.

(2) Summary of Significant Accounting Policies
   Security Valuations

Security valuations for the funds' investments are furnished by an independent pricing service that has been approved by the funds' board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund's board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

American Income Fund 2008 Annual Report

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

As of August 31, 2008, the fund held one fair valued security with a total value of $11,093, or 0.02% of net assets.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund and are subject to the fund's overall restriction on borrowing, under which it must maintain asset coverage of at least 300%. For the year ended August 31, 2008, the weighted average borrowings outstanding were $24,685,610. The weighted average interest rate paid by the fund on such borrowings was 3.81%.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2008, the fund had no outstanding repurchase agreements.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the

American Income Fund 2008 Annual Report

Notes to FINANCIAL STATEMENTS

contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of August 31, 2008, the fund had outstanding futures contracts as disclosed in the Schedule of Investments.

Options Transactions

The fund may utilize options in an attempt to manage market or business risk or enhance its yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of August 31, 2008, the fund had no written or purchased options outstanding.

Swap Agreements

The fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into interest rate and credit default swap agreements to manage exposure to interest rate and credit risk.

Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal). As of August 31, 2008, the fund had no outstanding interest rate swap agreements.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a specified reference entity on its obligation (typically corporate issues or sovereign issues of an emerging country). The fund may use credit default swaps to provide a measure of protection against defaults of particular issuers

American Income Fund 2008 Annual Report

(i.e., to reduce risk where the fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A "seller's" exposure is limited to the total notional amount of the credit default swap contract. As of August 31, 2008, the fund had outstanding credit default swap agreements as disclosed in the Schedule of Investments.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the fund are included as part of investment income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2008, the fund had when-issued or forward-commitment securities outstanding with a total cost of $2,842,438.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the year ended August 31, 2008, the fund had no dollar roll transactions.

Illiquid Securities and Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund's board of directors as reflecting fair value. Illiquid securities may include restricted securities, which are often in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale.

American Income Fund 2008 Annual Report

Notes to FINANCIAL STATEMENTS

As of August 31, 2008, the fund held one illiquid security, the value of which was $11,093, which represents 0.02% of net assets. As of August 31, 2008, there were no restricted securities. Information concerning the illiquid security is as follows:

Security	Par	Date Acquired	Cost Basis
California Federal Bank of Los Angeles, Series 1991-C12, Class A, 6.78%, 7/15/21	$11,646	7/93	$3,226

Federal Taxes

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As of August 31, 2008, the fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, expiration of capital loss carryforwards, paydown gains and losses, and the tax recognition of mark-to-market gains and losses on open futures contracts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statement of Assets and Liabilities, the following reclassifications were made:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Losses)	Additional Paid-in Capital (Reduction)
$135,144	$4,796,539	$(4,931,683)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of distributions paid during the fiscal years ended August 31, 2008 and August 31, 2007, were as follows:

	8/31/08	8/31/07
Distributions paid from:
Ordinary income	$4,920,923	$4,868,926

American Income Fund 2008 Annual Report

At August 31, 2008, the components of accumulated earnings(deficits) on a tax basis were as follows:

Undistributed ordinary income	$234,952
Accumulated capital and post-October losses	(6,311,669)
Unrealized appreciation (depreciation)	(10,506,149)
Accumulated earnings (deficits)	$(16,582,866)

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the fund are distributed to shareholders at least annually. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, preselected by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the fund. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from these estimates.

(3) Expenses
   Investment Advisory Fees

Pursuant to investment advisory agreement (the "Agreement"), FAF Advisors Inc. ("FAF Advisors"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.65% of the fund's average weekly net assets. For its fee, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are a series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the fund and the related money market funds, FAF Advisors will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as "Fee reimbursements" in the Statement of Operations.

Administrative Fees

FAF Advisors serves as the fund's administrator pursuant to an administration agreement between FAF Advisors and the fund. Under this administration agreement, FAF Advisors receives a monthly

American Income Fund 2008 Annual Report

Notes to FINANCIAL STATEMENTS

administrative fee equal to an annualized rate of 0.10% of the fund's average weekly net assets. For its fee, FAF Advisors provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Custodian Fees

U.S. Bank serves as the funds' custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund equals an annual rate of 0.005% of average weekly net assets. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the year ended August 31, 2008, custodian fees were increased by $252 as a result of overdrafts and reduced by $498 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, and custodian fees the fund is responsible for paying most other operating expenses, including: legal, auditing, and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors' fees and expenses, insurance, pricing, interest, taxes, and other miscellaneous expenses. For the year ended August 31, 2008, legal fees and expenses of $5,533 were paid to a law firm of which an Assistant Secretary of the fund is a partner.

Expenses that are directly related to the fund are charged directly to that fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all the funds within the First American Family of Funds, or a combination of both methods.

(4) Investment Security Transactions   Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2008, aggregated $62,961,819 and $60,176,115, respectively.

(5) Capital Loss Carryover
   For federal income tax purposes, the fund had capital loss carryovers at August 31, 2008, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as follows:

Capital Loss Carryover	Expiration
$662,186	2009
3,362,188	2010
176,811	2015
107,232	2016
$4,308,417

The fund incurred losses of $2,003,252 for tax purposes for the period from November 1, 2007 to August 31, 2008. As permitted by tax regulations, the fund intends to elect to defer and treat the losses as arising in the fiscal year ending August 31, 2009.

American Income Fund 2008 Annual Report

(6) Indemnifications
   The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7) New Accounting Pronouncements   In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, the fund does not believe the adoption of FAS 157 will materially impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

In March 2008, the FASB issued Statement on Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 requires enhanced disclosures about funds' derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why the fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect the fund's financial position, financial performance, and cash flows. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. The fund does not expect FAS 161 to have a material impact on its financial statements; however, additional disclosures will be required.

American Income Fund 2008 Annual Report

Notes to FINANCIAL STATEMENTS

(8) Financial Highlights
   Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Year Ended August 31,			Ten-Month Fiscal Period Ended August 31,		Year Ended October 31,
	2008	2007	2006	2005		2004
Per-Share Data
Net asset value, beginning of period	$8.66	$8.77	$8.98	$9.17		$9.06
Operations:
Net investment income	0.53	0.50	0.52	0.48		0.64
Net realized and unrealized gains (losses) on investments, futures contracts, and swap agreements	(1.16)	(0.10)	(0.21)	(0.18)		0.11
Total from operations	(0.63)	0.40	0.31	0.30		0.75
Distributions to shareholders:
From net investment income	(0.52)	(0.51)	(0.52)	(0.47)		(0.64)
Tax return of capital	—	—	—	(0.02)		—
Total distributions to shareholders	(0.52)	(0.51)	(0.52)	(0.49)		(0.64)
Net asset value, end of period	$7.51	$8.66	$8.77	$8.98		$9.17
Market value, end of period	$7.13	$8.00	$8.01	$8.13		$8.55
Selected Information
Total return, net asset value (a)	(7.68)%	4.68%	3.62%	3.86	% (d)	9.02%
Total return, market value (b)	(4.61)%	6.32%	5.23%	0.85	% (d)	7.71%
Net assets at end of period (in millions)	$71	$82	$83	$85		$87
Ratio of expenses to average weekly net assets excluding interest expense	1.01%	0.98%	0.97%	0.96	% (e)	0.93%
Ratio of expenses to average weekly net assets	2.22%	2.27%	2.26%	1.62	% (e)	1.23%
Ratio of net investment income to average weekly net assets	6.39%	5.70%	5.96%	6.35	% (e)	7.00%
Portfolio turnover rate	59%	107%	80%	168%		193	% (f)
Amount of borrowings outstanding at end of period (in millions)	$23	$16	$27	$23		$22
Per-share amount of borrowings outstanding at end of period	$2.39	$1.73	$2.90	$2.45		$2.28
Per-share amount of net assets, excluding borrowings, at end of period	$9.90	$10.39	$11.67	$11.43		$11.45
Asset coverage ratio (c)	414%	600%	403%	467%		502%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Total return has not been annualized.

(e)  Annualized.

(f)  The large turnover is due to increased activity in mortgage dollar roll transactions.

American Income Fund 2008 Annual Report

Schedule of INVESTMENTS

American Income Fund (MRF)  August 31, 2008

DESCRIPTION	PAR	VALUE I
(Percentages of each investment category relate to total net assets)
High Yield Corporate Bonds — 25.1%
Banking — 0.2%
Washington Mutual Preferred Funding LLC, 9.75%, 10/29/49 ■	$300,000	$135,000
Basic Industry — 3.3%
Evraz Group, 8.25%, 11/10/15 ■	250,000	232,500
FMG Finance Property, 10.00%, 9/1/13 ■	250,000	267,500
Georgia-Pacific, 7.13%, 1/15/17 ■	250,000	231,875
Griffin Coal Mining, 9.50%, 12/1/16 ■	200,000	158,000
Hexion, 9.75%, 11/15/14	250,000	208,125
Ineos Group Holdings, 8.50%, 2/15/16 ■	150,000	96,000
Intertape Polymer US, 8.50%, 8/1/14	150,000	128,438
Momentive Performance Materials, 9.75%, 12/1/14	250,000	225,625
Newark Group, 9.75%, 3/15/14	200,000	97,000
Noble Group, 6.63%, 3/17/15 ■	250,000	215,751
Nova Chemicals, 6.50%, 1/15/12	250,000	229,375
Smurfit-Stone Container, 8.38%, 7/1/12	200,000	175,500
Vedanta Resources PLC, 9.50%, 7/18/18 ■	100,000	98,000
		2,363,689
Capital Goods — 1.8%
Allied Waste North America, 6.13%, 2/15/14	300,000	291,750
BE Aerospace, 8.50%, 7/1/18	250,000	260,625
Case New Holland, 7.13%, 3/1/14	200,000	194,500
Hawker Beechcraft Acquisition, 9.75%, 4/1/17	150,000	147,000
Owens Corning, 6.50%, 12/1/16	270,000	245,399
Ply Gem Industries, 11.75%, 6/15/13 ■	125,000	113,750
		1,253,024
Communications — 2.6%
CCO Holding LLC, 8.75%, 11/15/13	250,000	235,625
CSC Holdings, Series B, 7.63%, 4/1/11	250,000	251,250
Intelsat Intermediate Holding Ltd., 9.50%, 2/1/15 ■	100,000	85,375
Intelsat Jackson Holdings Ltd., 11.25%, 6/15/16	150,000	157,313
Level 3 Financing, 12.25%, 3/15/13	250,000	255,000
MetroPCS Wireless, 9.25%, 11/1/14	250,000	247,812
Nextel Communications, Series F, 5.95%, 3/15/14	250,000	200,000
UBS Luxembourg SA, 8.25%, 5/23/16 ■	150,000	138,563
Windstream, 8.13%, 8/1/13	250,000	247,500
		1,818,438
Consumer Cyclical — 4.9%
Buffalo Thunder Development Authority, 9.38%, 12/15/14 ■	250,000	140,000
Denny's Holdings, 10.00%, 10/1/12	100,000	96,000
Dollar General, 10.63%, 7/15/15	200,000	200,500
Ford Motor, 7.45%, 7/16/31	75,000	38,625
Ford Motor Credit, 7.00%, 10/1/13	250,000	181,128
Galaxy Entertainment, 9.88%, 12/15/12 ■	250,000	235,000
General Motors, 8.25%, 7/15/23	75,000	36,562
General Motors Acceptance Corporation,
5.63%, 5/15/09	300,000	269,290
6.88%, 9/15/11	200,000	124,108
Goodyear Tire & Rubber, 7.86%, 8/15/11	200,000	201,000
Hanesbrands, Series B, 6.51%, 12/15/14 r	250,000	216,250
Lear, Series B, 8.50%, 12/1/13	200,000	160,000
Levi Strauss & Co., 9.75%, 1/15/15	100,000	90,125

The accompanying notes are an integral part of the financial statements.

American Income Fund 2008 Annual Report

Schedule of INVESTMENTS

American Income Fund (MRF)

DESCRIPTION	PAR	VALUE I
Mohegan Tribal Gaming, 6.38%, 7/15/09	$250,000	$241,875
Neiman-Marcus Group, 10.38%, 10/15/15	190,000	185,250
PEP Boys-Manny Moe & Jack, 7.50%, 12/15/14	195,000	154,294
Rite Aid, 7.50%, 3/1/17	200,000	166,000
Royal Caribbean Cruises Ltd., 7.00%, 6/15/13	250,000	223,750
Sally Holdings LLC, 10.50%, 11/15/16	200,000	201,000
Shimao Property Holdings Limited, 8.00%, 12/1/16 ■	250,000	150,000
Susser Holdings LLC, 10.63%, 12/15/13	200,000	201,000
		3,511,757
Consumer Non Cyclical — 3.6%
Biomet, 11.63%, 10/15/17	150,000	157,688
Catalent Pharma Solutions, 9.50%, 4/15/15	250,000	208,750
Community Health Systems, 8.88%, 7/15/15	215,000	217,150
Constellation Brands, 7.25%, 5/15/17	200,000	196,000
Del Monte, 8.63%, 12/15/12	200,000	202,000
Delhaize America, 9.00%, 4/15/31	231,000	267,865
HCA, 6.75%, 7/15/13	350,000	304,500
Health Management Associates, 6.13%, 4/15/16	200,000	174,000
Smithfield Foods, Series B, 7.75%, 5/15/13	250,000	232,500
Stater Brothers Holdings, 7.75%, 4/15/15	250,000	241,250
Supervalu, 7.50%, 5/15/12	250,000	250,000
Vitro SAB, 9.13%, 2/1/17	100,000	77,500
		2,529,203
Electric — 2.4%
AVA Capital Trust III, 6.50%, 4/1/34	300,000	284,752
Dynegy Holdings, 7.75%, 6/1/19	500,000	461,250
ISA Capital do Brasil, 8.80%, 1/30/17 ■	250,000	266,875
Reliant Energy, 7.63%, 6/15/14	250,000	241,875
Texas Competitive Electric Holdings, 10.25%, 11/1/15 ■	450,000	448,875
		1,703,627
Energy — 0.9%
Chesapeake Energy, 7.00%, 8/15/14	250,000	247,500
SandRidge Energy, 8.00%, 6/1/18 ■	200,000	187,500
Tesoro, 6.63%, 11/1/15	250,000	216,875
		651,875
Finance — 1.3%
Axcan Intermediate Holdings, 9.25%, 3/1/15 ■	200,000	200,000
Discover Financial Services, 3.32%, 6/11/10 r	175,000	143,250
Nuveen Investments, 5.50%, 9/15/15	200,000	132,500
SLM, Series MTN, 2.96%, 7/26/10 r	250,000	225,347
Teco Finance, 6.57%, 11/1/17	250,000	240,153
		941,250
Industrials Other — 1.1%
Aramark, 8.50%, 2/1/15	200,000	201,500
Briggs & Stratton, 8.88%, 3/15/11	282,000	277,770
Chart Industries, 9.13%, 10/15/15	300,000	311,250
		790,520
Natural Gas — 1.0%
Copano Energy LLC, 7.75%, 6/1/18 ■	250,000	232,500
El Paso Energy, Series MTN, 7.80%, 8/1/31	100,000	98,750
Southern Union, 7.20%, 11/1/66	200,000	161,497
Targa Resources, 8.50%, 11/1/13	250,000	237,500
		730,247

The accompanying notes are an integral part of the financial statements.

American Income Fund 2008 Annual Report

American Income Fund (MRF)

DESCRIPTION	PAR	VALUE I
Real Estate — 0.2%
Greentown China Holdings, 9.00%, 11/8/13 ■	$200,000	$151,500
Sovereign — 0.4%
Republic of Uruguay, 8.00%, 11/18/22	250,000	266,250
Technology — 1.1%
Advanced Medical Optics, 7.50%, 5/1/17	200,000	179,000
Amkor Technology, 9.25%, 6/1/16	50,000	48,250
First Data, 9.88%, 9/24/15 ■	75,000	64,688
Freescale Semiconductor, 9.13%, 12/15/14	150,000	117,000
Lucent Technologies, 6.45%, 3/15/29	250,000	173,750
NXP BV/NXP Funding, 9.50%, 10/15/15	250,000	169,375
		752,063
Transportation — 0.3%
Hertz, 10.50%, 1/1/16	250,000	220,625
Total High Yield Corporate Bonds (Cost: $19,280,947)		17,819,068
U.S. Government Agency Mortgage-Backed Securities — 40.1%
Adjustable Rate r — 0.8%
Federal Home Loan Mortgage Corporation, 6.39%, 9/1/18, #605911	143	144
Federal National Mortgage Association,
5.36%, 7/1/27, #070179	1,499	1,501
5.94%, 10/1/32, #725110 a	313,078	318,872
Government National Mortgage Association, 5.13%, 12/20/22, #008096	244,775	246,781
		567,298
Fixed Rate — 39.3%
Federal Home Loan Mortgage Corporation, 6.50%, 8/1/30, #C43641	86,408	89,661
Federal Home Loan Mortgage Corporation Gold,
6.50%, 11/1/28, #C00676 a	246,987	256,283
5.50%, 10/1/33, #A15120 a	1,016,110	1,007,569
Federal National Mortgage Association,
6.00%, 12/1/13, #190179 a	245,116	250,195
7.50%, 5/1/15, #537440	26,015	27,133
7.00%, 6/1/17, #254384	172,244	180,614
7.00%, 7/1/17, #254414 a	244,197	256,063
6.00%, 9/1/17, #653368	181,836	187,128
5.00%, 11/1/18, #750989 a	427,909	429,196
5.00%, 2/1/19, #767182 a	700,887	702,995
5.00%, 2/1/21, #745279 a	701,858	699,362
5.50%, 4/1/21, #840466 a	946,236	955,740
6.00%, 5/1/29, #323702 a	433,517	441,388
6.50%, 5/1/31, #540814	94,428	97,953
7.00%, 9/1/31, #596680 a	314,766	329,599
7.00%, 3/1/32, #635970	148,710	156,716
6.50%, 6/1/32, #596712 a	410,690	421,909
5.50%, 6/1/33, #709700 a	670,503	665,915
5.50%, 11/1/33, #555967 a	1,594,446	1,583,536
6.00%, 11/1/33, #743642 a	447,207	453,930
5.50%, 12/1/33, #756202 a	984,690	977,952
6.00%, 1/1/34, #763687 a	760,643	770,888
5.50%, 2/1/34, #766070 a	744,554	738,528
6.00%, 3/1/34, #745324 a	823,409	837,331
6.00%, 1/1/35, #810225 a	656,619	665,463

American Income Fund 2008 Annual Report

Schedule of INVESTMENTS

American Income Fund (MRF)

DESCRIPTION	PAR	VALUE I
6.50%, 2/1/35, #735273 a	$831,808	$862,597
5.50%, 3/1/35, #815979 a	1,403,261	1,390,370
5.00%, 7/1/35, #828346 a	1,853,499	1,787,908
5.50%, 3/1/36, #878059 a	1,241,970	1,228,815
6.00%, 6/1/36, #882685 a	3,211,049	3,246,775
5.00%, 6/1/37, #944244 a	1,473,035	1,417,373
6.00%, 12/1/99 .	2,850,000	2,877,611
Government National Mortgage Association,
6.50%, 4/15/33, #602233	309,439	320,305
5.50%, 8/15/33, #604567 a	1,029,252	1,032,059
6.00%, 7/15/34, #631574 a	549,281	559,190
		27,906,050
Total U.S. Government Agency Mortgage-Backed Securities (Cost: $28,356,389)		28,473,348
Collateralized Mortgage Obligation — Private Mortgage-Backed Securities — 40.3%
Adjustable Rate r — 12.4%
Banc of America Alternative Loan Trust, Series 2007-1, Class 2A2, 6.48%, 4/25/37	853,728	579,201
California Federal Bank Los Angeles, Series 1991-C12, Class A, 6.15%, 7/15/21 †	11,646	11,093
Countrywide Alternative Loan Trust, Series 2006-OA17, Class 1A1A, 2.65%, 10/25/36	1,399,198	864,892
Goldman Sachs Mortgage Securities,
4.72%, 10/25/33, Series 2003-10, Class 1A1	1,185,463	1,100,610
5.43%, 1/25/35, Series 2005-AR1, Class B1	1,383,605	1,032,695
6.95%, 3/25/43, Series 2003-1, Class B2	1,672,161	1,587,857
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, 2.70%, 3/19/37	1,437,087	895,410
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A3, 6.07%, 7/25/36	1,500,000	662,272
JP Morgan Mortgage Trust, Series 2006-A7, Class 3A4, 5.94%, 1/25/37	763,631	610,416
Lehman Mortgage Trust, Series 2008-6, Class 1A1, 6.57%, 4/25/38	455,000	387,888
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY2, Class 3a2, 5.93%, 9/25/36	831,540	546,209
Washington Mutual MSC Mortgage, Series 2003-AR3, Class B1, 4.93%, 6/25/33	470,785	461,170
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-D, Class A1, 6.40%, 2/25/33	69,205	69,012
		8,808,725
Fixed Rate — 27.9%
Banc of America Funding, Series 2007-4, Class 1A2, 5.50%, 6/25/37	969,859	521,299
Citicorp Mortgage Securities, Series 2004-5, Class B3, 5.29%, 8/25/34	1,137,079	583,890
Countrywide Alternative Loan Trust,
5.00%, 1/25/35, Series 2004-28CB, Class 2A1	360,667	349,658
5.50%, 4/25/35, Series 2005-7CB, Class 2A4	750,000	697,583
Credit Suisse First Boston Mortgage Securities Corporation,
6.24%, 4/25/33, Series 2003-8, Class DB1	1,374,310	1,043,960
6.00%, 12/25/35, Series 2005-11, Class 6A7	1,000,000	796,052
5.83%, 1/25/36, Series 2005-12, Class DB4	817,164	15,474
First Horizon Alternative Mortgage Securities, Series 2005-FA5, Class 3A2, 5.50%, 8/25/35	1,149,475	732,790
GMAC Mortgage Corporation Loan Trust,
5.00%, 1/25/34, Series 2003-J9, Class A15	1,325,000	1,242,511
6.50%, 1/25/35, Series 2004-J5, Class A7	779,268	723,502
Goldman Sachs Mortgage Securities,
7.50%, 6/19/32, Series 2001-2, Class A ■	264,612	283,026
5.73%, 5/25/35, Series 2005-4F, Class B1	1,220,885	841,282
Impac Secured Assets CMN Owner Trust, Series 2000-3, Class M1, 8.00%, 10/25/30	666,703	630,660
JP Morgan Alternative Loan Trust, Series 2006-S1, Class 1A19, 6.50%, 3/25/36	989,353	720,682
Morgan Stanley Mortgage Loan Trust, Series 2004-9, Class 1A, 6.13%, 10/25/34	1,039,335	861,025
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34 ■	1,058,324	1,113,825

The accompanying notes are an integral part of the financial statements.

American Income Fund 2008 Annual Report

American Income Fund (MRF)

DESCRIPTION	PAR	VALUE I
Prime Mortgage Trust,
5.04%, 11/25/19, Series 2004-2, Class B2	$346,711	$273,360
5.04%, 11/25/19, Series 2004-2, Class B3	259,832	194,028
Residential Accredit Loans,
5.00%, 6/25/18, Series 2003-QS12, Class M1	835,180	650,230
6.00%, 4/25/36, Series 2006-QS4, Class A9	650,049	517,005
Residential Asset Mortgage Products,
7.32%, 4/25/31, Series 2003-SL1, Class M2	971,474	848,966
6.50%, 7/25/32, Series 2004-SL4, Class A3	723,880	527,302
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-2, Class 3A1, 5.50%, 4/25/22	942,099	836,997
Washington Mutual Mortgage, Series 2004-RA3, Class 2A, 6.35%, 8/25/38	398,599	370,074
Washington Mutual MSC Mortgage, Series 2003-MS9, Class CB2, 7.47%, 4/25/33	366,025	218,264
Wells Fargo Mortgage-Backed Securities Trust,
4.50%, 8/25/18, Series 2003-7, Class A3	503,965	497,960
4.72%, 7/25/19, Series 2004-7, Class B2	581,183	456,263
4.72%, 7/25/19, Series 2004-7, Class B3	436,083	324,545
5.00%, 7/25/19, Series 2004-7, Class 2A2	617,537	581,257
5.50%, 5/25/35, Series 2005-3, Class A9	1,761,753	1,396,134
5.50%, 7/25/37, Series 2007-9, Class 1A4	1,240,000	944,663
		19,794,267
Total Collateralized Mortgage Obligation — Private Mortgage-Backed Securities (Cost: $36,278,886)		28,602,992
Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities — 13.6%
Fixed Rate — 9.0%
Federal Home Loan Mortgage Corporation,
4.50%, 6/15/18, Series 2972, Class KA	634,437	632,534
4.50%, 3/15/22, Series 3294, Class DB	1,000,000	929,066
5.00%, 11/15/28, Series 2690, Class OE	1,274,000	1,283,101
Federal National Mortgage Association,
4.00%, 5/25/19, Series 2004-27, Class HB	1,923,137	1,753,662
4.50%, 5/25/19, Series 2004-29, Class WG	942,115	893,845
4.35%, 3/25/34, Series 2004-90, Class GA	594,627	583,189
7.50%, 2/25/42, Series 2002-WI, Class 2A	335,601	353,742
		6,429,139
Z-Bonds ☒ — 4.6%
Federal Home Loan Mortgage Corporation, Series 2676, Class GZ, 4.50%, 9/15/33	1,890,887	1,436,501
Government National Mortgage Association, Series 2001-8, Class Z, 6.50%, 3/20/31	1,737,287	1,797,962
		3,234,463
Total Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities (Cost: $9,544,770)		9,663,602
Asset-Backed Securities — 9.6%
Commercial — 2.4%
Banc of America Commercial Mortgage, Series 2005-5, Class AM, 5.18%, 10/10/45	340,000	305,789
Bear Stearns Commercial Mortgage Securities,
6.41%, 11/11/17, Series 2007-PW18, Class AJ	180,000	134,001
5.99%, 9/11/42, Series 2007-T28, Class D ■	475,000	217,834
JP Morgan Chase Commercial Mortgage Securities, Series 2005-LDP5, Class B, 5.33%, 12/15/44	425,000	318,443
Merrill Lynch Mortgage Trust, Series 2005-CIPI, Class C, 5.30%, 7/12/38	500,000	365,581
Morgan Stanley Capital I, Series 2005-HQ6, Class B, 5.15%, 8/13/42	445,000	332,619
		1,674,267

American Income Fund 2008 Annual Report

Schedule of INVESTMENTS

American Income Fund (MRF)

DESCRIPTION	PAR/ SHARES	VALUE I
Credit Cards — 2.2%
American Express Issuance Trust, Series 2005-1, Class C, 2.79%, 8/15/11 r	$435,000	$404,417
Discover Card Master Trust, Series 2007-C1, Class C1, 2.81%, 1/15/13 r	370,000	330,325
Washington Mutual Master Note Trust, Series 2007-C1, Class C1, 2.86%, 5/15/14 r ■	1,000,000	807,970
		1,542,712
Home Equity — 2.5%
Residential Funding Mortgage Securities II,
5.24%, 9/25/18, Series 2004-HI2, Class A4	205,620	202,030
5.53%, 2/25/29, Series 2003-HI4, Class M1 ©	1,774,706	1,576,268
		1,778,298
Manufactured Housing — 1.2%
Green Tree Financial, Series 1994-2, Class A5, 8.30%, 5/15/19	193,238	197,977
Origen Manufactured Housing, Series 2005-B, Class M1, 5.99%, 1/15/37	750,000	653,442
		851,419
Other — 1.3%
Crown Castle Towers LLC, Series 2005-A1, Class D, 5.61%, 6/15/35 ■	1,000,000	954,900
Total Asset-Backed Securities (Cost: $7,881,327)		6,801,596
Investment Grade Corporate Bonds — 2.8%
Basic Industry — 0.9%
Southern Copper, 7.50%, 7/27/35	400,000	384,885
Vale Overseas, 6.25%, 1/11/16	250,000	251,524
		636,409
Communications — 0.3%
Qwest, 8.88%, 3/15/12	175,000	176,313
Consumer Cyclical — 0.2%
CVS Caremark, 6.30%, 6/1/37 r	200,000	169,750
Consumer Non Cyclical — 0.7%
Fisher Scientific International, 6.75%, 8/15/14	500,000	507,087
Transportation — 0.7%
American Airlines, Series 99-1, 7.02%, 10/15/09	500,000	480,000
Total Investment Grade Corporate Bonds (Cost: $1,999,863)		1,969,559
Preferred Stocks — 0.9%
Finance — 0.1%
Citigroup, Series F	4,000	86,080
Real Estate Investment Trusts — 0.6%
Ashford Hospitality Trust, Series D	5,000	81,850
Citigroup, Series AA	5,000	99,400
Freddie Mac, Series Z	5,000	70,250
iStar Financial, Series G	1,000	11,450
National Retail Properties, Series C	4,000	85,000
Northstar Realty Finance,
Series A	4,000	54,000
Series B	4,000	54,000
		455,950

The accompanying notes are an integral part of the financial statements.

American Income Fund 2008 Annual Report

American Income Fund (MRF)

DESCRIPTION	PAR/ SHARES	VALUE I
Wireless Communication — 0.2%
United States Cellular	6,000	$130,080
Total Preferred Stocks (Cost: $952,300)		672,110
Municipal Bond — 1.0%
Healthcare Revenue — 1.0%
Sullivan County, Tennessee, Health, Educational and Housing Facilities Board, Hospital Revenue, Welmont Health System, Series 2001-8, 6.95%, 9/1/16 (Cost: $695,000)	$695,000	698,788
Short-Term Investments — 2.7%
Money Market Fund x — 1.3%
First American Prime Obligations Fund, Class Z	941,050	941,050
U.S. Treasury Obligations ☐ — 1.4%
United States Treasury Bill, 1.54%, 10/9/08	$280,000	279,552
United States Treasury Bill, 1.94%, 10/9/08	265,000	264,469
United States Treasury Bill, 1.71%, 11/20/08	170,000	169,365
United States Treasury Bill, 1.88%, 1/22/09	315,000	312,700
		1,026,086
Total Short-Term Investments (Cost: $1,967,136)		1,967,136
Total Investments ▲ — 136.1% (Cost: $106,956,618)		96,668,199
Other Assets and Liabilities, Net — (36.1)%		(25,655,014)
Total Net Assets — 100.0%		$71,013,185

I  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

■  Securities sold within terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other "qualified institutional buyers". On August 31, 2008, the value of these investments was $7,226,807 or 10.2% of total net assets.

r  Variable Rate Security – The rate shown is the net coupon rate in effect as of August 31, 2008.

a  Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2008, securities valued at $24,263,977 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$14,805,000	8/7/08	2.50%	9/8/08	$25,703	(1)
7,830,246	8/15/08	2.60%	9/15/08	9,614	(1)
$22,635,246				$35,317

*  Interest rate as of August 31, 2008. Rate is based on the London InterBank Offered Rate ("LIBOR") plus a spread and reset monthly.

Name of broker and description of collateral:

(1)  Goldman Sachs:
Federal National Mortgage Association, 5.94%, 10/1/32, $313,078 par
Federal Home Loan Mortgage Corporation Gold, 6.50%, 11/1/28, $246,987 par

American Income Fund 2008 Annual Report

Schedule of INVESTMENTS

American Income Fund (MRF)

Federal Home Loan Mortgage Corporation Gold, 5.50%, 10/1/33, $1,016,110 par
Federal National Mortgage Association, 6.00%, 12/1/13, $245,116 par
Federal National Mortgage Association, 7.00%, 7/1/17, $244,197 par
Federal National Mortgage Association, 5.00%, 11/1/18, $427,909 par
Federal National Mortgage Association, 5.00%, 2/1/19, $700,887 par
Federal National Mortgage Association, 5.00%, 2/1/21, $701,858 par
Federal National Mortgage Association, 5.50%, 4/1/21, $946,236 par
Federal National Mortgage Association, 6.00%, 5/1/29, $433,517 par
Federal National Mortgage Association, 7.00%, 9/1/31, $314,766 par
Federal National Mortgage Association, 6.50%, 6/1/32, $410,690 par
Federal National Mortgage Association, 5.50%, 6/1/33, $670,503 par
Federal National Mortgage Association, 5.50%, 11/1/33, $1,594,446 par
Federal National Mortgage Association, 6.00%, 11/1/33, $447,207 par
Federal National Mortgage Association, 5.50%, 12/1/33, $984,690 par
Federal National Mortgage Association, 6.00%, 1/1/34, $760,643 par
Federal National Mortgage Association, 5.50%, 2/1/34, $720,536 par
Federal National Mortgage Association, 6.00%, 3/1/34, $823,409 par
Federal National Mortgage Association, 6.00%, 1/1/35, $656,619 par
Federal National Mortgage Association, 6.50%, 2/1/35, $831,808 par
Federal National Mortgage Association, 5.50%, 3/1/35, $1,403,261 par
Federal National Mortgage Association, 5.00%, 7/1/35, $1,853,499 par
Federal National Mortgage Association, 5.50%, 3/1/36, $1,241,970 par
Federal National Mortgage Association, 6.00%, 6/1/36, $3,211,049 par
Federal National Mortgage Association, 5.00%, 6/1/37, $1,473,035 par
Government National Mortgage Association, 5.50%, 8/15/33, $1,029,252 par
Government National Mortgage Association, 6.00%, 7/15/34, $549,281 par

.  Security purchased on a when-issued basis. On August 31, 2008, the total cost of investments purchased on a when-issued basis was $2,842,438 or 4.0% of total net assets. See note 2 in Notes to Financial Statements.

†  Security is fair valued and illiquid. As of August 31, 2008, the value of this investment was $11,093 or 0.02% of total net assets.

☒  Z-Bond – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents the current yield based upon the current cost basis and estimated future cash flows.

x  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. See note 2 in Notes to Financial Statements.

©  Delayed Interest (Step Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s).

☐  Security has been deposited as initial margin on open futures contracts and swap agreements. Yield shown is effective yield as of August 31, 2008.

▲  On August 31, 2008, the cost of investments for federal income tax purposes was $107,174,348. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$730,749
Gross unrealized depreciation	(11,236,898)
Net unrealized depreciation	$(10,506,149)

Schedule of Open Futures Contracts

Description	Number of Contracts Sold	Notional Contract Value	Settlement Month	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Note Futures	79	$(8,843,063)	December 2008	$910
U.S. Treasury 10 Year Note Futures	33	(3,811,500)	December 2008	(2,580)
U.S. Treasury Long Bond Futures	20	(2,346,250)	December 2008	8,441
				$6,771

The accompanying notes are an integral part of the financial statements.

American Income Fund 2008 Annual Report

American Income Fund (MRF)

Credit Default Swap Agreements

Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Deutsche Bank	Dow Jones CDX HVOL9 Index	Sell	1.40%	12/20/2012	$500,000	$(20,881)
Deutsche Bank	Dow Jones CDX HVOL10 Index	Sell	3.50%	6/20/2013	1,200,000	(26,173)
Deutsche Bank	Markit CMBX AJ4 Index	Sell	0.96%	2/17/2051	200,000	1,241
JPMorgan	Dow Jones CDX HY9 Index	Sell	3.75%	12/20/2012	2,178,000	(35,284)
JPMorgan	Dow Jones iTRAXX Asia ex-Japan Index	Sell	6.50%	6/20/2013	900,000	23,734
JPMorgan	Markit ABX AAA071 Index	Sell	0.09%	8/25/2037	500,000	(53,040)
JPMorgan	Markit CMBX AJ4 Index	Sell	0.96%	2/17/2051	400,000	(14,971)
UBS	Dow Jones CDX HVOL10 Index	Sell	3.50%	6/20/2013	1,000,000	(42,105)
UBS	Dow Jones CDX HY10 Index	Sell	5.00%	6/20/2013	800,000	(17,296)
UBS	Korea Government International Bond	Buy	1.05%	9/20/2015	500,000	5,030
UBS	Markit ABX AAA071 Index	Sell	0.09%	8/25/2037	400,000	15,215
UBS	Markit CMBX AJ4 Index	Sell	0.96%	2/17/2051	600,000	(10,969)
UBS	Turkey Government International Bond	Buy	1.48%	7/20/2012	300,000	8,793
						$(166,706)

American Income Fund 2008 Annual Report

Report of Independent Registered PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
American Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Income Fund, Inc. (the "fund"), including the schedule of investments, as of August 31, 2008, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc., at August 31, 2008, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 23, 2008

American Income Fund 2008 Annual Report

Notice to SHAREHOLDERS (unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the plan) is a convenient way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. ("Computershare"), the plan agent.

Eligibility/Participation

If you hold shares of the fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

Plan Administration

If you participate in the plan, you will receive the equivalent in shares of the fund as follow: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the fund's net asset value, participants will be issued fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the fund's shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the fund.

There is no direct charge for the reinvestment of dividends and capital gains, since Computershare's fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to Computershare, or by calling Computershare at 800-426-5523. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm's name, you should contact your investment professional to terminate your participation.

American Income Fund 2008 Annual Report

Notice to SHAREHOLDERS (unaudited)

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, 800-426-5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions
(the fund designates the following as ordinary income)

Payable Date	Amount
September 26, 2007	$0.0425
October 24, 2007	0.0425
November 28, 2007	0.0425
December 26, 2007	0.0425
January 10, 2008	0.0425
February 20, 2008	0.0425
March 26, 2008	0.0425
April 23, 2008	0.0425
May 21, 2008	0.0425
June 25, 2008	0.0460
July 23, 2008	0.0460
August 27, 2008	0.0460
Total	$0.5205

Shareholder Notification of Federal Tax Status:

The fund designates 0.51% of the ordinary income distributions during the fiscal period ended August 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.51% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2008 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for the fund was 98.14%.

The percentage of taxable ordinary income distributions that are designated as short term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fund was 0.00%.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities is available at www.firstamericanfunds.com and on the U.S. Securities and Exchange Commission's website at www.sec.gov. A description of the fund's policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

American Income Fund 2008 Annual Report

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov. In addition, you may review and copy the fund's Forms N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the quarter-end.

CERTIFICATIONS

In December 2007, the fund's Chief Executive Officer submitted to the New York Stock Exchange ("NYSE") his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the fund's Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act were filed with the fund's Form N-CSR filings and are available on the U.S. Securities and Exchange Commission's website at www.sec.gov.

APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund (the "Board"), which is comprised entirely of independent directors, oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund's advisory agreement with FAF Advisors, Inc. ("FAF Advisors").

At a meeting on May 5-7, 2008, the Board considered information relating to the Fund's investment advisory agreement with FAF Advisors (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with its consideration. At a subsequent meeting on June 17-19, 2008, the Board concluded its consideration of and approved the Agreement through June 30, 2009.

In considering the Agreement, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors' services to the Fund, (2) the investment performance of the Fund, (3) the profitability of FAF Advisors related to the Fund, including an analysis of FAF Advisors' cost of providing services and comparative expense information, and (4) other benefits that accrue to FAF Advisors through its relationship with the Fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board noted, however, that because the Fund is a closed-end fund its size would increase only as a result of any appreciation of its portfolio holdings and when it issues shares in connection with dividend reinvestments. The Board therefore determined that a consideration of economies of scale was not relevant to its evaluation of the Agreement. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of all material factors, the Board concluded that the Agreement

American Income Fund 2008 Annual Report

Notice to SHAREHOLDERS (unaudited)

is fair and in the best interests of the Fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by FAF Advisors to the Fund. The Board reviewed FAF Advisors' key personnel who provide investment advisory services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors' duties with respect to the Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund's sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors' representation that the services provided by FAF Advisors under the Agreement are the type of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Fund's Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, quality and extent of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Fund

The Board considered the performance of the Fund, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the Fund performed versus its benchmark index. All periods considered by the Board ended January 31, 2008.

The Board noted that the Fund performed competitively against its benchmark and its performance universe for the five-year period, though it underperformed its benchmark and its performance universe for the other periods. The Board considered FAF Advisors' assertion that the Fund's underperformance was due to the underperformance of its holdings in non-agency mortgage-related securities during the second half of 2007. In light of the longer-term performance record and the Fund's positioning in relation to current market expectations, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors' costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with the Fund. The Board reviewed fee and expense information for the Fund as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the management fees for FAF Advisors' institutional separate accounts are lower than the Fund's management fees, the Fund receives additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated the Fund's advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy and the Fund's total expense ratio compared to the median total expense ratio of comparable funds. The Board noted that the Fund's advisory fee and total expense ratio were equal to the peer group median advisory fee and to the peer group median total expense ratio. The

American Income Fund 2008 Annual Report

Board concluded that the Fund's advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Fund, the Board noted that FAF Advisors and certain of its affiliates serve the Fund in various capacities, including as advisor, administrator and custodian, and receive compensation from the Fund in connection with providing services to the Fund. The Board considered that each service provided to the Fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the interest of the Fund and its shareholders.

American Income Fund 2008 Annual Report

Notice to SHAREHOLDERS (unaudited)

Directors and Officers of the Fund

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through February 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000	Director, Charterhouse Group Inc., a private equity firm, since October 2005; Vice President and Chief Operating Officer, Cargo–United Airlines, from July 2001 through retirement in June 2004	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since September 2003	Investment consultant and non-profit board member	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2006	Retired; Principal from 1983 to 2004 and Chief Financial Officer, William Blair & Company LLC	First American Funds Complex; twelve registered investment companies, including sixty-two portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001	Owner & Chief Executive Officer, RKR Consultants, Inc. and non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	Cleveland Cliffs Inc. (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

American Income Fund 2008 Annual Report

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair of MRF's board since October 2000; Director of MRF since October 2000	Governance Consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including sixty-two portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

American Income Fund 2008 Annual Report

Notice to SHAREHOLDERS (unaudited)

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of MRF since February 2001	Chief Executive Officer of FAF Advisors, Inc.; Chief Investment Officer of FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President– Administration	Re-elected by the Board annually; Vice President – Administration of MRF since October 2000	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of MRF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of Investment Accounting and Fund Treasurer for Thrivent Financial for Lutherans

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of MRF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MRF since February 2005	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since March 2005; prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to March 2005; prior thereto, Vice President, Charles Schwab & Co., Inc.

Mark D. Corns FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1963)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MRF since September 2008	Director of Compliance, FAF Advisors, Inc., since June 2006; Compliance Manager, FAF Advisors, Inc. from January 2005 to June 2006; prior thereto, Compliance Manager, OppenheimerFunds, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of MRF since December 2004; prior thereto, Assistant Secretary of MRF since October 2000	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004; prior thereto, Secretary of MRF since June 2002; Assistant Secretary of MRF from September 1999 to June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior thereto, Counsel, FAF Advisors, Inc.

*Messrs. Schreier, Wilson, Gariboldi, Lui, Corns, and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor for the fund.

American Income Fund 2008 Annual Report

BOARD OF DIRECTORS

Virginia Stringer

Chairperson of American Income Fund, Inc.
Governance Consultant; former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of American Income Fund, Inc.
Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of American Income Fund, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of American Income Fund, Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

John Kayser

Director of American Income Fund, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of American Income Fund, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of American Income Fund, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of American Income Fund, Inc.
Owner and President of Strauss Management Company

James Wade

Director of American Income Fund, Inc.
Owner and President of Jim Wade Homes

American Income Fund's Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Income Fund

2008 Annual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2008    0268-08    MRF-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)                      Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $22,875 in the fiscal year ended August 31, 2008 and $27,367 in the fiscal year ended August 31, 2007, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)                     Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $2,156 in the fiscal year ended August 31, 2008 and $2,251 in the fiscal year ended August 31, 2007, including fees associated with the semi-annual review of fund disclosures.

(c)                      Tax Fees - E&Y billed the registrant fees of $11,065 in the fiscal year ended August 31, 2008 and $4,476 in the fiscal year ended August 31, 2007 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)                     All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2008 and August 31, 2007.

(e)(1)      The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  Seed audits (related to new product filings, as required)

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance, and

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)      All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)                      All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                   The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $163,384 in the fiscal year ended August 31, 2008 and $44,676 in the fiscal year ended August 31, 2007.

(h)                     The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)                      The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)                     Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, FAF Advisors, Inc. (“FAF Advisors”). The proxy voting policies and procedures of FAF Advisors are as follows:

General Principles

FAF Advisors, Inc. is the investment manager for the First American family of mutual funds and for other separately managed accounts.  As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing.  It is FAF Advisors’ duty to vote proxies in the best interests of clients.  In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.

In the event of a sub-adviser, FAF Advisors may delegate proxy voting to the sub-adviser.  Where such delegation exists, the sub-advisor will be responsible for developing and enforcing proxy voting policies.  FAF Advisors will review these policies annually.

FAF Advisors’ Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures.  The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors’ Proxy Voting Administration Committee (“PVAC”).

The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors’ exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services.  As a result, such policies set forth FAF Advisors’ positions on recurring proxy issues and criteria for addressing non-recurring issues.  These policies are reviewed periodically and therefore are subject to change.  Even though it has adopted ISS’ policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors’ proxy voting service, ISS.  ISS apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provides research on proxy proposals and voting recommendations and casts the actual proxy votes.  ISS also serves as FAF Advisors’ proxy voting record keeper and generates reports on how proxies were voted.

B.  Conflicts of Interest

As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise.  Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest.  By adopting ISS’ policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS’ conflict avoidance policy annually to insure it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the PVAC determines that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote.  The PVAC shall receive voting direction from the Head of Equity Research who will seek voting direction from appropriate investment personnel.  Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of the nature discussed above.

If the PVAC concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the IPC.  Such actions could include, but are not limited to:

1.                     Obtaining instructions from the affected clients on how to vote the proxy;

2.                     Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;

3.                     Voting in proportion to the other shareholders;

4.                     Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

5.                     Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors’ Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies.  The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel.  If it is determined that improper influence was attempted, appropriate action shall be taken.  Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities.  In all cases, the IPC shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a portfolio manager may initiate action to override the policy for a particular vote.  Such override shall be reviewed by Legal for material conflicts.  If Legal determines no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.

D. Review and Reports

The PVAC shall maintain a review schedule.  The schedule shall include reviews for the policy, the proxy voting record, account maintenance, and other reviews as deemed prudent by the PVAC.  The PVAC shall review the schedule no less than annually.

The PVAC will report all identified conflicts and how they were addressed to the IPC. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds at each of their regularly scheduled meetings.

E. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov.  Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

FAF Advisors’ separately managed account clients can contact their relationship manager for more information on FAF Advisors’ policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors’ vote.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of audit committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse;

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•                  The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•                  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•                  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

•                  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•                  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

•                  There is a negative correlation between the chief executive’s pay and company performance;

•                  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•                  The company has backdated options (see “Options Backdating” policy);

•                  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

•                  The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•                  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•                  presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•                  serves as liaison between the chairman and the independent directors;

•                  approves information sent to the board;

•                  approves meeting agendas for the board;

•                  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                  has the authority to call meetings of the independent directors;

•                  if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•                  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•                  Two-thirds independent board;

•                  All independent key committees;

•                  Established governance guidelines;

•                  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the chairman/CEO position within that time; and

•                  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•                  The ownership threshold proposed in the resolution;

•                  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•                  The election of fewer than 50 percent of the directors to be elected is contested in the election;

•                  One or more of the dissident’s candidates is elected;

•                  Shareholders are not permitted to cumulate their votes for directors; and

•                  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20 percent trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•                  The reasons for reincorporating;

•                  A comparison of the governance provisions;

•                  Comparative economic benefits; and

•                  A comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•                  Rationale;

•                  Good performance with respect to peers and index on a five-year total shareholder return basis;

•                  Absence of non-shareholder approved poison pill;

•                  Reasonable equity compensation burn rate;

•                  No non-shareholder approved pay plans; and

•                  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders;

•                  It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options without prior shareholder approval;

•                  There is a disconnect between CEO pay and the company’s performance;

•                  The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•                  The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

•                  Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•                  Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•                  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•                  Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•                  New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•                  Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

•                  Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

•                  Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

•                  Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•                  Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•                  Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•                  Other excessive compensation payouts or poor pay practices at the company.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•                  Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period:

•                  A minimum vesting of three years for stock options or restricted stock; or

•                  Deferred stock payable at the end of a three-year deferral period.

•                  Mix between cash and equity:

•                  A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

•                  If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites provided to non-employee directors; and

•                  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•                  Purchase price is less than 85 percent of fair market value; or

•                  Offering period is greater than 27 months; or

•                  The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•                  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•                  Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•                  Length of time of options backdating;

•                  Size of restatement due to options backdating;

•                  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•                  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

•                  Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•                  Rationale for the re-pricing—was the stock price decline beyond management’s control?

•                  Is this a value-for-value exchange?

•                  Are surrendered stock options added back to the plan reserve?

•                  Option vesting—does the new option vest immediately or is there a black-out period?

•                  Term of the option—the term should remain the same as that of the replaced option;

•                  Exercise price—should be set at fair market or a premium to market;

•                  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•                  Executive officers and non-employee directors are excluded from participating;

•                  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•                  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•                  Eligibility;

•                  Vesting;

•                  Bid-price;

•                  Term of options;

•                  Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only.  Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:

•                  Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•                  Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•                  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•                  Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•                  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•                  What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

•                  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•                  Can shareholders assess the correlation between pay and performance based on the current disclosure?

•                  What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•                  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•                  Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•                  Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•                  Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•                  Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•                  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•                  An executive may not trade in company stock outside the 10b5-1 Plan.

•                  Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•                  If the company has adopted a formal recoupment bonus policy; or

•                  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•                  The triggering mechanism should be beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•                  Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•                  Whether the company has adequately disclosed the financial risks of the lending products in question;

•                  Whether the company has been subject to violations of lending laws or serious lending controversies;

•                  Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•                  The existing level of disclosure on pricing policies;

•                  Deviation from established industry pricing norms;

•                  The company’s existing initiatives to provide its products to needy consumers;

•                  Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•                  The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•                  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•                  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

•                  Current regulations in the markets in which the company operates;

•                  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•                  The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•                  The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•                  The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•                  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities; and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•                  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•                  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•                  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)      Chris J. Neuharth, CFA, and John T. Fruit, CFA, are co-managers of the registrant’s portfolio.  Mr. Neuharth is responsible for the management of the mortgage-backed securities portion of the portfolio. Mr. Fruit is responsible for the management of the high-yield portion of the registrant’s portfolio.

Mr. Neuharth, Senior Fixed-Income Portfolio Manager, began working in the financial industry in 1981 and rejoined the Advisor in 2000.

Mr. Fruit, Senior Fixed-Income Portfolio Manager, began working in the financial industry in 1988 and joined the Advisor in 2001.

(a)(2)      The following table shows, as of the fiscal-year ended August 31, 2008, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee

John T. Fruit	Registered Investment Company	1	$226.3 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Chris J. Neuharth	Registered Investment Company	8	$3.6 billion	0	$0
	Other Pooled Investment Vehicles	1	$1.0 billion	0	$0
	Other Accounts	11	$1.1 billion	1	$120.7 million

The registrant’s portfolio managers often manage multiple accounts.  The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

(a)(3)        Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter.  The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s blended benchmark (25% Lehman High Yield Index/75% Lehman Government Mortgage Index). Generally, the threshold for payment of an annual cash incentive is blended benchmark performance and the maximum annual cash incentive is attained at a spread over the blended benchmark which the Advisor believes will, over time, deliver top quartile performance.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor.  Long-term incentive payments are comprised of two components: (i) performance equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

(a)(4)      The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal-year ended August 31, 2008.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant

John T. Fruit	$0

Chris J. Neuharth	$0

(b)                     Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)                      The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                     There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)      Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)      Certifications of the executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3)  Not applicable.

(b)                   Certifications of the executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Income Fund, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2008

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: November 7, 2008